                                                               EXHIBIT 10.74



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                 REGISTRATION RIGHTS AGREEMENT


                  Dated as of August 13, 1997

                         by and among

                       ATLAS AIR, INC.,

                              and

                   BT SECURITIES CORPORATION
                    (as Initial Purchaser)





===============================================================================




                         $150,000,000

                10 3/4% SENIOR NOTES DUE 2005

          This Registration Rights Agreement is dated as of August 13, 1997, by and among Atlas Air, Inc., a Delaware cor-poration (the "Company") and BT Securities Corporation (the
"Initial Purchaser").

          This Agreement is made pursuant to the Purchase Agreement, dated August 8, 1997, among the Company and the Ini-tial Purchaser (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchaser of $150,000,000 aggregate principal amount of the Company's 10 3/4% Senior Notes due 2005 (the "Notes"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Initial Purchaser and their re-spective direct and indirect transferees and assigns. The exe-cution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agree-ment.

          The parties hereby agree as follows:

          1.   Definitions

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Interest: As defined in Section 4(a) hereof.

          Affiliate: With respect to any specified person, "Affiliate" shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings cor-relative to the foregoing.

          Agreement: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

          Business Day: Any day except a Saturday, a Sunday or a day on which banking institutions in New York, New York gen-erally are required or authorized by law or other government action to be closed.

          Company:  As defined in the preamble hereof.

          Consummate or consummate: When used to qualify the term "Exchange Offer", shall mean validly and lawfully to issue and deliver the Exchange Notes pursuant to the Exchange Offer for all Notes validly tendered and not validly withdrawn pursu-ant thereto in accordance with the terms of this Agreement.

          Consummation Date:  180 days following the Issue
Date.

          Effectiveness Period: As defined in Section 3(a) hereof.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC pursuant thereto.

          Exchange Date:  As defined in Section 2(d) hereof.

          Exchange Notes: The 10 3/4% Senior Notes due 2005 of the Company, that are identical to the Notes in all material respects, except that the provisions regarding restrictions on transfer shall be modified, as provided in the Indenture, and the issuance thereof pursuant to the Exchange Offer shall have been registered pursuant to an effective Registration Statement in compliance with the Securities Act.

          Exchange Offer: An offer to issue, in exchange for any and all of the Notes, a like aggregate principal amount of Exchange Notes, which offer shall be made by the Company pursu-ant to Section 2 hereof.

          Exchange Registration Statement: As defined in Sec-tion 2(a) hereof.

          Indemnified Person: As defined in Section 7(a) hereof.

          Indenture: The Indenture, dated as of August 13, 1997, among the Company and State Street Bank and Trust Com-pany, as trustee thereunder, pursuant to which the Notes are issued, as amended or supplemented from time to time in accor-dance with the terms thereof.

          Initial Purchaser: As defined in the preamble hereof.

          Issue Date:  As defined in Section 2(a).

          Company:  As defined in the preamble hereof.

          Notes:  As defined in the preamble hereof.

          Participating Broker-Dealer:  As defined in Section
2(e) hereof.

          Private Exchange:  As defined in Section 2(c) hereof.

          Private Exchange Notes: As defined in Section 2(c) hereof.

          Prospectus: The prospectus included in any Registra-tion Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reli-ance upon Rule 430A promulgated pursuant to the Securities Act) and any term sheet filed pursuant to Rule 434 under the Securi-ties Act, as amended or supplemented by any prospectus supple-ment, with respect to the terms of the offering of any portion of the Notes, Exchange Notes or Private Exchange Notes covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such pro-spectus.

          Registration Default: As defined in Section 4(a) hereof.

          Registration Statement: Any registration statement of the Company that covers any of the Notes, Exchange Notes or Private Exchange Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

          Rule 144(k): Rule 144(k) promulgated by the SEC pur-suant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substan-tially the same effect as such Rule.

          Rule 144A: Rule 144A promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 158: Rule 158 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 174: Rule 174 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 415: Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          Rule 424: Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

          SEC:  The Securities and Exchange Commission.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

          Shelf Filing Event: As defined in Section 3(a) hereof.

          Shelf Registration: As defined in Section 3(a) hereof.

          Shelf Registration Statement:  As defined in Section
3(a) hereof.

          Special Counsel: White & Case, special counsel to the holders of Transfer Restricted Notes, or such other counsel as shall be agreed upon by the Company and holders of a major-ity in aggregate principal amount of Transfer Restricted Notes, the reasonable expenses of which holders of Transfer Restricted Notes will be reimbursed by the Company pursuant to Section 6 hereof.

          TIA:  The Trust Indenture Act of 1939, as amended.

          Transfer Restricted Note: Each Note, upon original issuance thereof, and at all times subsequent thereto, each Ex-change Note as to which Section 3(a)(ii) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until in the case of any such Note, Exchange Note as to which Section 3(a)(ii) hereof is ap-plicable or Private Exchange Note, as the case may be, the ear-liest to occur of (i) the date on which any such Note has been exchanged by a person other than a Participating Broker-Dealer for an Exchange Note (other than with respect to an Exchange Note as to which Section 3(a)(ii) hereof applies) pursuant to the Exchange Offer, (ii) with respect to Exchange Notes re-ceived by Participating Broker-Dealers in the Exchange Offer, the earlier of (x) the date on which such Exchange Note has been sold by such Participating Broker-Dealer by means of the Prospectus contained in the Exchange Registration Statement and
(y) the date on which the Exchange Registration Statement has been effective under the Securities Act for a period of six months after the Consummation Date, (iii) a Shelf Registration Statement covering such Note, Exchange Note or Private Exchange Note has been declared effective by the SEC and such Note, Ex-change Note or Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Shelf Regis-tration Statement, (iv) the date on which such Note, Exchange Note or Private Exchange Note, as the case may be, is eligible for distribution to the public without volume or manner of sale restrictions pursuant to Rule 144(k) or (v) the date on which such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture or any other indenture under which such Exchange Note or Pri-vate Exchange Note was issued.

          Trustee:  The trustee under the Indenture.

          underwritten registration or underwritten offering:
A registration in connection with which securities are sold to an underwriter for reoffering to the public pursuant to an ef-fective Registration Statement.

          2.   Exchange Offer

          (a) To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Company shall (A) prepare and, on or prior to 45 days after the date of original issuance of the Notes (the "Issue Date"), file with the SEC a Registration Statement under the Securities Act with respect to an offer by the Company to the holders of the Notes to issue and deliver to such holders, in exchange for Notes, a like principal amount of Exchange Notes, (B) use its best efforts to cause the Registration Statement relating to the Exchange Offer to be declared effective by the SEC under the Securities Act on or prior to 150 days after the Issue Date, and (C) and use its best efforts to consummate the Ex-change Offer within 180 days after the Issue Date, the Exchange Notes. The offer and sale of the Exchange Notes pursuant to the Exchange Offer shall be registered pursuant to the Securi-ties Act on an appropriate form (the "Exchange Registration Statement") and duly registered or qualified under all applica-ble state securities or Blue Sky laws and will comply with all applicable tender offer rules and regulations under the Ex-change Act and state securities or Blue Sky laws provided, how-ever, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where they are not then so qualified or (ii) take any action which would subject them to general service of process or to taxation in excess of a nominal dollar amount in any jurisdiction where it is not so subject. The Exchange Offer shall not be subject to any condi-tion, other than that the Exchange Offer does not violate any applicable law or interpretation of the staff of the SEC. It is further provided that if after the Exchange Registration Statement is declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Notes thereunder is interfered with by any stop order, injunction or other order or require-ment of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have be-come effective for purposes of this Agreement. Upon consumma-tion of the Exchange Offer in accordance with this Section 2, the Company shall have no further registration obligations other than with respect to (i) Private Exchange Notes, (ii) Ex-change Notes held by Participating Broker-Dealers and (iii) Notes or Exchange Notes as to which Section 3(a)(iii) hereof applies. No securities shall be included in the Exchange Reg-istration Statement other than the Exchange Notes.

          (b) The Company may require each holder of Notes, as a condition to its participation in the Exchange Offer, to rep-resent to the Company and their counsel in writing (which may be contained in the applicable letter of transmittal) that at the time of the consummation of the Exchange Offer (i) any Ex-change Notes received by such holder will be acquired in the ordinary course of its business, (ii) such holder will have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes and (iii) such holder is not an Affiliate of the Company, or if it is an Affiliate of the Company, it will comply with the registration and prospectus delivery require-ments of the Securities Act, to the extent applicable.

          (c) If, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Notes acquired by it and hav-ing, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, or any other holder of Notes is not entitled to participate in the Exchange Offer, the Company, upon the request of the Ini-tial Purchaser or any such holder, shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to the Initial Purchaser and any such holder, in exchange (the "Private Exchange") for such Notes held by the Initial Purchaser and any such holder, a like principal amount of debt securities of the Company, that are identical in all material respects to the Exchange Notes (the "Private Exchange Notes") (and which are issued pursuant to the same indenture as the Exchange Notes). The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

          (d) Unless the Exchange Offer would not be permitted by any applicable law or interpretation of the staff of the SEC, the Company shall mail the Exchange Offer Prospectus and appropriate accompanying documents, including appropriate let-ters of transmittal, to each holder of Notes providing, in ad-dition to such other disclosures as are required by applicable law:

          (i) that the Exchange Offer is being made pur-suant to this Agreement and that all Notes validly tendered will be accepted for exchange;

         (ii)  the date of acceptance for exchange (the
     "Exchange Date"), which date shall in no event be later than the Consummation Date (unless otherwise required by applicable law);

        (iii) that a holder of a Note electing to have a Note exchanged pursuant to the Exchange Offer will be required to surrender such Note, together with the enclosed letters of transmittal, to the institu-tion and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the Ex-change Date; and

         (iv) that holders of Notes that do not tender all such securities pursuant to the Exchange Offer may no longer have any registration rights hereunder with respect to Notes not tendered.

          Promptly after the Exchange Date, the Company shall:

         (i) accept for exchange all Notes or portions thereof validly tendered and not validly withdrawn pursu-ant to the Exchange Offer; and

        (ii) deliver, or cause to be delivered, to the Trus-tee for cancellation all Notes or portions thereof so ac-cepted for exchange by the Company, and issue, cause the Trustee under the Indenture (or the indenture pursuant to which the Exchange Notes are issued) to authenticate, and mail to each holder of Notes, Exchange Notes equal in principal amount to the principal amount of the Notes sur-rendered by such holder.

          (e) The Company and the Initial Purchaser acknowl-edge that the staff of the SEC has taken the position that any broker-dealer that owns Exchange Notes that were received by such broker-dealer for its own account in the Exchange Offer (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (other than a resale of an unsold allotment resulting from the origi-nal offering of the Notes).

          The Company and the Initial Purchaser also acknowl-edge that it is the SEC staff's position that if the Prospectus contained in the Exchange Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligations under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

          In light of the foregoing, if requested by a Partici-pating Broker-Dealer, the Company agrees (x) to use its best efforts to keep the Exchange Registration Statement continu-ously effective, and to amend and supplement the Prospectus contained therein, for a period of up to six months after the Consummation Date or such earlier date as each Participating Broker-Dealer shall have notified the Company in writing that such Participating Broker-Dealer has resold all Exchange Notes acquired in the Exchange Offer, (y) to comply with the provi-sions of Section 5 of this Agreement, as they relate to the Ex-change Offer and the Exchange Registration Statement, and (z) to deliver to such Participating Broker-Dealer a "cold comfort" letter of the independent public accountants of the Company and a legal opinion as to matters reasonably requested by such Par-ticipating Broker-Dealer relating to the Exchange Registration Statement and the related Prospectus and any amendments or sup-plements thereto.

          (f) The Initial Purchaser, in such capacity, shall have no liability to any Participating Broker-Dealer with re-spect to any request made pursuant to Section 2(e).

          (g) Interest on the Exchange Notes and the Private Exchange Notes will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from Issue Date.

          (h) The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an inden-ture identical in all material respects to the Indenture, which in either event shall provide that (1) the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture and (2) the Private Exchange Notes shall be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.

          3.   Shelf Registration

          (a) If (i) the Company is not permitted to file the Exchange Offer Registration Statement or to consummate the Ex-change Offer because the Exchange Offer is not permitted by any applicable law or applicable interpretation of the staff of the SEC or (ii) any holder of a Note notifies the Company on or prior to the 45th day following the Issue Date that (A) due to a change in law or policy it is not entitled to participate in the Exchange Offer, (B) due to a change in law or policy it may not resell Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospec-tus contained in the Exchange Registration Statement is not ap-propriate or available for such resales by such holder or (C) it owns Notes (including the Initial Purchaser that holds Notes as part of an unsold allotment from the original offering of the Notes) acquired directly from the Company or an Affiliate of the Company or (iii) any holder of Private Exchange Notes so requests after the consummation of the Private Exchange or (iv) the holders of not less than a majority in aggregate principal amount of the Transfer Restricted Notes reasonably determine that the interests of the holders would be materially adversely affected by consummation of the Exchange Offer or (v) the Com-pany has not consummated the Exchange Offer within 180 days af-ter the Issue Date (each such event referred to in clauses (i) through (v), a "Shelf Filing Event"), the Company shall cause to be filed with the SEC pursuant to Rule 415 a shelf registra-tion statement (the "Shelf Registration Statement") prior to the later of (x) 60 days after the Issue Date or (y) 45 days after the occurrence of such Shelf Filing Event, relating to all Transfer Restricted Notes (the "Shelf Registration") the holders of which have provided the information required pursu-ant to Section 3(b) hereof (provided that if the Shelf Filing Event arises pursuant to clause (v) above, the Company shall file the Shelf Registration Statement on the 181st day after the Issue Date), and shall use its best efforts to have the Shelf Registration Statement declared effective by the SEC on or prior to 90 days after the filing of such Shelf Filing Event. In such circumstances, the Company shall use its best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act, until (A) 24 months follow-ing the Issue Date or (B) if sooner, the date immediately fol-lowing the date that all Transfer Restricted Notes covered by the Shelf Registration Statement have been sold pursuant thereto or otherwise cease to be Transfer Restricted Notes (the "Effectiveness Period"); provided that the Effectiveness Period shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174.

          (b) No holder of Transfer Restricted Notes may in-clude any of its Transfer Restricted Notes in any Shelf Regis-tration Statement pursuant to this Agreement unless and until such holder furnishes to the Company in writing, within 30 days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary pro-spectus included therein. No holder of Transfer Restricted Notes shall be entitled to Additional Interest pursuant to Sec-tion 4 hereof unless and until such holder shall have provided all such reasonably requested information. Each holder of Transfer Restricted Notes as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

          4.   Additional Interest

          (a) The parties hereto agree that the holders of Transfer Restricted Notes will suffer damages if the Company fails to fulfill its obligations pursuant to Section 2 or Sec-tion 3, as applicable, and that it would not be feasible to as-certain the extent of such damages. Accordingly, in the event that (i) the applicable Registration Statement is not filed with the SEC on or prior to the date specified herein for such filing, (ii) the applicable Registration Statement has not been declared effective by the SEC on or prior to the date specified herein for such effectiveness after such obligation arises,
(iii) if the Exchange Offer is required to be Consummated here-under, the Company has not exchanged Exchange Notes for all Notes validly tendered and not validly withdrawn in accordance with the terms of the Exchange Offer by the 180th day after the Issue Date or (iv) the applicable Registration Statement is filed and declared effective but shall thereafter cease to be effective or usable in connection with the Exchange Offer or resales of Transfer Restricted Notes during a period in which it is required to be effective hereunder without being suc-ceeded immediately by any additional Registration Statement covering the Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, which has been filed and declared effective or (v) if applicable, the Shelf Registration State-ment has been declared effective and such Shelf Registration Statement ceases to be effective at any time during the Effec-tiveness Period (each such event referred to in clauses (i) through (v), a "Registration Default"), then the interest rate on Transfer Restricted Notes will increase ("Additional Inter-est"), with respect to the first 90-day period immediately fol-lowing the occurrence of such Registration Default, by 0.50% per annum and will increase by an additional 0.50% per annum with respect to each subsequent 90-day period until such Regis-tration Default has been cured, up to a maximum amount of 1.0% per annum with respect to all Registration Defaults. Following the cure of a Registration Default, the accrual of Additional Interest with respect to such Registration Default will cease and upon the cure of all Registration Defaults the interest rate will revert to the original rate.

          (b) The Company shall notify the Trustee and paying agent under the Indenture (or the trustee and paying agent un-der such other indenture under which any Transfer Restricted Notes are issued) within one Business Day upon the happening of each and every Registration Default. The Company shall pay the Additional Interest due on the Transfer Restricted Notes by de-positing with the paying agent (which shall not be the Company for these purposes) for the Transfer Restricted Notes, in trust, for the benefit of the holders thereof, prior to 11:00 A.M. on the next interest payment date specified by the Inden-ture (or such other indenture), sums sufficient to pay the Ad-ditional Interest then due. The Additional Interest due shall be payable on each interest payment date specified by the In-denture (or such other indenture) to the record holders enti-tled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from, and including, the applicable Registration De-fault. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the affected Transfer Restricted Notes of such holders, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was appli-cable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the de-nominator of which is 360.

          (c) The parties hereto agree that the Additional In-terest provided for in this Section 4 constitutes a reasonable estimate of the damages that will be suffered by holders of Transfer Restricted Notes by reason of the happening of any Registration Default.

          5.   Registration Procedures

          In connection with the Company's registration obliga-tions hereunder, the Company shall effect such registrations on the appropriate form available for the sale of the Notes, the Exchange Notes or Private Exchange Notes, as applicable, to (i) in the case of the Exchange Offer, permit the exchange of Ex-change Notes for Notes in the Exchange Offer and, if applica-ble, resales of Exchange Notes by Participating Broker-Dealers and (ii) in the case of a Shelf Registration, permit the sale of the applicable Transfer Restricted Notes in accordance with the method or methods of disposition thereof specified by the holders of such Transfer Restricted Notes, and pursuant thereto the Company shall as expeditiously as possible:

          (a) In the case of a Shelf Registration, a reason-able period of time prior to the initial filing of a Shelf Registration Statement or Prospectus and a reasonable pe-riod of time prior to the filing of any amendment or sup-plement thereto (including any document that would be in-corporated or deemed to be incorporated therein by refer-
     ence), furnish to the holders of the Transfer Restricted Notes included in such Shelf Registration Statement, their Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such holders, their Special Counsel and such underwrit-ers, if any, and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such rea-sonable inquiries as shall be necessary, in the opinion of respective counsel to such holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act; provided that the foregoing inspec-tion and information gathering shall be coordinated by the Initial Purchaser and on behalf of any other persons, by one counsel designated by and on behalf of such other per-sons; provided, however, that the Company shall not be deemed to have kept a Shelf Registration Statement effec-tive during the applicable period if it voluntarily takes any unreasonable action or voluntarily fails to take any reasonable action that directly results in holders of the Transfer Restricted Notes covered thereby not being able to sell such Transfer Restricted Notes pursuant to Federal securities laws during that period unless such action is required by applicable law or unless the Company complies with this Agreement. The Company shall not file any such

     Shelf Registration Statement or related Prospectus or any amendments or supplements thereto which the holders of a majority in principal amount of the Transfer Restricted Notes included in such Shelf Registration Statement shall reasonably object on a timely basis;

          (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the in-tended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

          (c) Notify the holders of Transfer Restricted Notes to be sold or, in the case of an Exchange Offer, tendered for, their Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and (B) with respect to a Regis-tration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commis-sion, any other governmental agency or any court of any stop order or injunction suspending or enjoining the use of a Prospectus or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notifi-cation with respect to the suspension of the qualification or exemption from qualification of any of the Notes, Ex-change Notes or Private Exchange Notes for sale in any ju-risdiction, or the initiation or threatening of any pro-ceeding for such purpose, and (v) of the happening of any event or information becoming known to the Company that makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any ma-terial respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that it will not contain any untrue statement of a mate-rial fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of a Pro-spectus, it will not contain any untrue statement of a ma-terial fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (d) Use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any order enjoin-ing or suspending the use of a Prospectus or the effec-tiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from quali-fication) of any of the Notes, Exchange Notes or Private Exchange Notes for sale in any jurisdiction, at the earli-est practicable moment;

          (e) If a Shelf Registration Statement is filed pur-suant to Section 3 hereof and if requested by the managing underwriters, if any, or the holders of a majority in ag-gregate principal amount of the Transfer Restricted Notes being sold pursuant to such Shelf Registration Statement,
     (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders reasonably believe should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment under the Securities Act as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supple-ment or post-effective amendment, provided, however, that the Company shall not be required to take any action pur-suant to this Section 5(e) that would, in the opinion of counsel for the Company, violate applicable law;

          (f) Upon written request to the Company by a holder of Notes, Exchange Notes or Private Exchange Notes to be exchanged or sold pursuant to a Registration Statement, their Special Counsel and each managing underwriter, if any, without charge, furnish at least one conformed copy of such Registration Statement and each amendment thereto, including financial statements and schedules, all docu-ments incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent reasonably re-quested (including those previously furnished or incorpo-rated by reference) as soon as practicable after the fil-ing of such documents with the SEC;

          (g) Deliver to each holder of Notes, Exchange Notes or Private Exchange Notes to be exchanged or sold pursuant to a Registration Statement, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus (including each form of prospectus) and each amendment or supplement thereto as such persons rea-sonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Transfer Re-stricted Notes and the underwriters, if any, in connection with the offering and sale of the Transfer Restricted Notes in accordance with the terms thereof and with U.S. Federal securities laws and Blue Sky laws covered by such Prospectus and any amendment or supplement thereto;

          (h) Prior to any public offering of Notes, Exchange Notes or Private Exchange Notes, use its best efforts to register or qualify or cooperate with the holders of Notes, Exchange Notes or Private Exchange Notes to be sold or tendered for, the underwriters, if any, and their re-spective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Notes, Exchange Notes or Private Exchange Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any such holder or underwriter reasonably re-quests in writing; keep each such registration or qualifi-cation (or exemption therefrom) effective during the pe-riod such Registration Statement is required to be kept effective hereunder and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Notes, Exchange Notes or Private Exchange Notes covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where they are not then so qualified or (ii) take any action which would subject them to general serv-ice of process or to taxation in excess of a nominal dol-lar amount in any jurisdiction where it is not so subject;

          (i) In connection with any sale or transfer of Transfer Restricted Notes that will result in such securi-ties no longer being Transfer Restricted Notes, cooperate with the holders thereof and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Transfer Restricted Notes to be in such denominations and regis-tered in such names as the managing underwriters, if any, or such holders may reasonably request at least two Busi-ness Days prior to any sale of Transfer Restricted Notes;

          (j)  Upon the occurrence of any event contemplated by
     Section 5(c)(v), as promptly as reasonably practicable, prepare a supplement or amendment, including, if appropri-ate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (k) Prior to the effective date of the Exchange Reg-istration Statement, to provide a CUSIP number for the Ex-change Notes (and Private Exchange Notes, if applicable);

          (l) If a Shelf Registration Statement is filed pur-suant to Section 3 hereof, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a major-ity in aggregate principal amount of the Transfer Re-stricted Notes being sold) in order to expedite or facili-tate the disposition of such Transfer Restricted Notes, and, whether or not an underwriting agreement is entered into and whether or not the registration is an underwrit-ten registration, (i) make such representations and war-ranties to the holders of such Transfer Restricted Notes and the underwriters, if any, with respect to the business of the Company and its subsidiaries (including with re-spect to businesses or assets acquired or to be acquired by any of them), and the Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issu-ers to underwriters in underwritten offerings of debt se-curities similar to the Notes, and confirm the same in writing if and when customarily requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing under-writers, if any, and Special Counsel to the holders of the Transfer Restricted Notes being sold), addressed to each selling holder of Transfer Restricted Notes and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings of debt securities similar to the Notes and such other mat-ters as may be reasonably requested by such Special Coun-sel and the managing underwriters, if any; (iii) use their best efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company or any such subsidiary for which financial statements and financial data is, or is required to be, included or in-corporated by reference in the Shelf Registration State-
     ment), addressed (where reasonably possible) to each sell-ing holder of Transfer Restricted Notes and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten of-ferings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling holders and the underwriters, if any, than those set forth in Sec-tion 7 hereof (or such other provisions and procedures ac-ceptable to holders of a majority in aggregate principal amount of Transfer Restricted Notes covered by such Shelf Registration Statement and the managing underwriters, if any); and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority in aggregate principal amount of the Transfer Restricted Notes being sold, their Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any cus-tomary conditions contained in the underwriting agreement or other agreement entered into by the Company;

          (m) In the case of a Shelf Registration, make avail-able for inspection by a representative of the holders of

     Transfer Restricted Notes being sold, any underwriter par-ticipating in any such disposition of Transfer Restricted Notes, and any attorney, consultant or accountant retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all relevant financial and other records, pertinent corporate documents of the Company and its subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Company) as shall be reasonably necessary to enable them to exercise any applicable due diligence, and cause the officers, directors, agents and employees of the Com-pany and its subsidiaries (including with respect to busi-nesses and assets acquired or to be acquired to the extent that such information is available to the Company) to sup-ply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Shelf Registration; provided, however, that such persons shall first agree in writing with the Company that any information that is rea-sonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons, unless and to the extent that (i) disclosure of such in-formation is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is re-quired by law (including any disclosure requirements pur-suant to Federal securities laws in connection with the filing of the Shelf Registration Statement or the use of any Prospectus), or (iii) such information becomes gener-ally available to the public other than as a result of a disclosure or failure to safeguard such information by such person; and provided, further, that the foregoing in-spection and information gathering shall be coordinated on behalf of the Initial Purchaser by the Initial Purchaser and on behalf of any other persons, by one counsel desig-nated by and on behalf of such other persons;

          (n) Provide an indenture trustee for the Notes and/or the Exchange Notes and Private Exchange Notes, as the case may be, and cause an indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Notes and/or the Exchange Notes and Private Exchange Notes, as the case may be; and if such indenture shall be the Indenture, in connection therewith, cooperate with the Trustee and the holders of the Notes and/or the Exchange Notes and Private

     Exchange Notes, to effect such changes to the Indenture, if any, as may be required for the Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable efforts to cause the Trus-tee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (o) Comply with all applicable rules and regulations of the SEC and make generally available to its security-holders earning statements satisfying the provisions of
     Section 11(a) of the Securities Act and Rule 158 thereun-der (or any similar rule promulgated under the Securities
     Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Notes are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to un-derwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158;

          (p) Cooperate with each seller of Transfer Re-stricted Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and

          (q) Use its best efforts to take all other steps reasonably necessary to effect the registration of the Transfer Restricted Notes covered by a Registration State-ment contemplated hereby.

          The Company may require a holder of Transfer Re-stricted Notes to be included in a Registration Statement to furnish to the Company such information regarding the distribu-tion of such Transfer Restricted Notes as is required by law to be disclosed in such Registration Statement and the Company may exclude from such Registration Statement the Transfer Re-stricted Notes of any holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration is be-ing effected agrees to furnish promptly to the Company all in-formation required to be disclosed in order to make the infor-mation previously furnished to the Company by such seller not materially misleading.

          If any such Registration Statement refers to any holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require
(i) the insertion therein of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be con-strued as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or
(ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act, the deletion of the reference to such holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          In the case of a Shelf Registration pursuant to Sec-tion 3 hereof, each holder of Transfer Restricted Notes agrees by acquisition of such Transfer Restricted Notes that, upon re-ceipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v) hereof, such holder will forthwith discon-tinue disposition of such Transfer Restricted Notes covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing by the Company that the use of the applicable Prospec-tus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

          6.   Registration Expenses

          (a) All fees and expenses incident to the perform-ance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registration State-ment is filed or becomes effective and whether or not any Notes, Exchange Notes or Private Exchange Notes are issued or sold pursuant to any Registration Statement. The fees and ex-penses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with re-spect to filings required to be made with the National Associa-tion of Securities Dealers, Inc. and (B) in compliance with se-curities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Notes, Exchange Notes and Private Exchange Notes in a form eli-gible for deposit with The Depository Trust Company and of printing Prospectuses), (iii) reasonable fees and disbursements of counsel for the Company and the Special Counsel (not to ex-ceed one firm of counsel), (iv) fees and disbursements of all independent certified public accountants referred to in Section 2(e) and Section 5(l)(iii) hereof (including, without limita-tion, the expenses of any special audit and "cold comfort" let-ters required by or incident to such performance), (v) if re-quired, the reasonable fees and expenses of any "qualified in-dependent underwriter" and its counsel as may be required by the rules and regulations of the National Association of Secu-rities Dealers, Inc., (vi) rating agency fees, if any, and any fees associated with making the Notes, or Exchange Notes eligi-ble for trading through the Depository Trust Company and (vii) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay their internal expenses (including, without limitation, all salaries and expenses of their respective officers and employees performing legal or ac-counting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Notes, Exchange Notes or Private Exchange Notes to be regis-tered on any securities exchange. Notwithstanding the forego-ing or anything in this Agreement to the contrary, each holder of Transfer Restricted Notes shall pay all underwriting dis-counts and commissions of any underwriters with respect to any Notes, Exchange Notes or Private Exchange Notes sold by or on behalf of it.

          (b) The Company shall (i) reimburse the holders of the Notes being registered in a Shelf Registration for the rea-sonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the holders of a majority in aggregate principal amount of the Notes to be in-cluded in such Registration Statement and (ii) reimburse out-of-pocket expenses (other than legal expenses) of holders of the Notes incurred in connection with the registration and sale of the Notes pursuant to a Shelf Registration or in connection with the exchange of the Notes pursuant to the Exchange Offer.

          7.   Indemnification

          (a) The Company agrees to indemnify and hold harm-less (i) the Initial Purchaser, each holder of Notes, Exchange Notes and Private Exchange Notes and each Participating Broker-Dealer, (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange
Act) any of the foregoing (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective affiliates, of-ficers, directors, partners, employees, representatives and agents of the Initial Purchaser, each holder of Notes, Exchange Notes and Private Exchange Notes, each Participating Broker-Dealer and any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person"), from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, the reasonable legal fees and other expenses actu-ally incurred in connection with any suit, action or proceeding or any claim asserted) arising out of or relating to any untrue statement or alleged untrue statement of a material fact con-tained in any Registration Statement, Prospectus or preliminary prospectus or in any amendment or supplement thereto, or aris-ing out of or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or preliminary prospectus or supplement thereto, in light of the circumstances under which they were made) not mis-leading, except insofar as such losses, claims, damages, li-abilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Indemnified Person furnished in writing to the Company by or on behalf of such Indemnified Per-son expressly for use therein; provided that the foregoing in-demnity with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person from whom the person asserting such losses, claims, damages, liabilities and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Pro-spectus and a copy of the Prospectus shall not have been fur-nished to such person in a timely manner due to the wrongful action or wrongful inaction of such Indemnified Person.

          (b) In case any action shall be brought against any Indemnified Person, based upon any Registration Statement or any such Prospectus or preliminary prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company hereunder, such Indemnified Per-son shall promptly notify the Company in writing and the Com-pany shall assume the defense thereof along with the defense of any other Person the Company may reasonably designate, includ-ing the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses actu-ally incurred by such counsel related to such proceeding; pro-vided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Indemnify-ing Person and the Indemnifying Person was not otherwise aware of such action or claim). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed within a reasonable period of time to assume the defense and employ counsel or pay all such fees and expenses or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Person and the Company and such Indemnified Person shall have been advised by counsel that there may be one or more legal de-fenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, how-ever, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same gen-eral allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by such In-demnified Persons, and that all such reasonable fees and ex-penses shall be reimbursed as they are incurred). Any such separate firm for the Indemnified Persons and such control Per-sons of Indemnified Persons shall be designated in writing by the Indemnified Persons who sold a majority interest of Trans-fer Restricted Notes and Exchange Notes sold by all such par-ticipants and any such separate firm for the Company, its di-rectors, its officers and such control Persons of the Company shall be designated in writing by the Company. The Company shall not be liable for any settlement of any such action ef-fected without its prior written consent (which consent shall not be unreasonably withheld or delayed) but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Company agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgement. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested the Company to reimburse the Indemnified Person for reasonable fees and ex-penses actually incurred by counsel as contemplated by the sec-ond sentence of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reim-bursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, however, that the Company shall not be liable for any settlement effected without its consent pursuant to this sentence if the Company is contesting, in good faith, the request for reimbursement. The Company shall not, without the prior written consent of each Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Per-son is a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Per-son, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

          (c) In connection with any Registration Statement pursuant to which a holder of Transfer Restricted Notes offers or sells Transfer Restricted Notes, such holder agrees, sever-ally and not jointly, to indemnify and hold harmless the Com-pany, its respective directors and officers and any person con-trolling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity in Section 7(b) above from the Company to each Indemnified Person but only (i) with re-spect to information relating to such holder furnished in writ-ing to the Company by or on behalf of such holder expressly for use in such Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such holder in writing to the Company. The liability of any such holder under this paragraph shall in no event exceed the proceeds received by such holder from sales of Transfer Re-stricted Notes or Exchange Notes giving rise to such obliga-tions. In any such case in which any action shall be brought against the Company, any director or officer of the Company or any person controlling the Company based on such Registration Statement, or Prospectus, any amendment or supplement thereto, or any preliminary prospectus and in respect of which indemnity may be sought against the holder of Transfer Restricted Notes, such holder shall have the rights and duties given to the Com-pany (except that if the Company shall have assumed the defense thereof, such holder shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such holder), and the Company, their respective directors and officers and any person controlling the Company shall have the rights and duties given to the Indemnified Per-sons by Section 7(b) hereof.

          (d) If the indemnification provided for in this Sec-tion 7 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each indemni-fying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemni-fied party as a result of such losses, claims, damages, li-abilities and judgments (i) in such proportion as is appropri-ate to reflect the relative benefits received by the indemnify-ing party on the one hand and the indemnified party on the other hand from the offering of the Notes, the Exchange Notes or the Private Exchange Notes, as the case may be (it being ex-pressly understood and agreed that the relative benefits re-ceived by the Company from the offering of the Notes, Exchange Notes or Private Exchange Notes, as the case may be, shall be the amount of the net proceeds received by the Company from the sale of the Notes to the Initial Purchaser), or (ii) if the al-location provided by clause (i) above is not permitted by ap-plicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connec-tion with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages, li-abilities or judgments, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if all Indemnified Persons were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, dam-ages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses rea-sonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwith-standing the provisions of this Section 7, no Indemnified Per-son shall be required to contribute any amount in excess of the amount by which the net proceeds received by it in connection with the sale of the Notes, Exchange Notes or Private Exchange Notes contemplated by this Agreement (or, in the case of an un-derwriter that is an Indemnified Person, the total underwriting discounts received by such underwriter) exceeds the amount of any damages which such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepre-sentation. The Indemnified Person's obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective amount of Notes, Exchange Notes or Private Exchange Notes included in any such Registration Statement, or Prospec-tus, any amendment or supplement thereto, or a preliminary pro-spectus by each Indemnified Person and not joint.

          8.   Rule 144A

          The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been re-quired to or did file such reports, it will, upon the request of any holder of Transfer Restricted Notes, make available other information as required by, and so long as necessary to permit sales of Transfer Restricted Notes pursuant to Rule 144A. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

          9.   Underwritten Registrations

          If any of the Transfer Restricted Notes covered by any Shelf Registration are to be sold in an underwritten offer-ing, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority in aggregate principal amount of the Transfer Restricted Notes included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

          No person may participate in any underwritten regis-tration hereunder unless such person (i) agrees to sell such Transfer Restricted Notes on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          10.  Miscellaneous

          (a) Remedies. In the event of a breach by an Com-pany or by a holder of Notes, Exchange Notes or Private Ex-change Notes of any of its obligations under this Agreement, each holder of Notes, Exchange Notes or Private Exchange Notes and the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Notwithstanding the provisions of Section 4 hereof, the Company and each holder of Notes, Exchange Notes and Pri-vate Exchange Notes agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of any of the provisions of this Agreement and each hereby further agrees that, in the event of any action for spe-cific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. The Company will not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Notes, Exchange Notes and Private Exchange Notes and Indemni-fied Persons in this Agreement or otherwise conflicts with the provisions hereof. Without the written consent of the holders of a majority in aggregate principal amount of the outstanding Transfer Restricted Notes, the Company shall not grant to any person any rights which conflict with or are inconsistent with the provisions of this Agreement.

          (c) No Piggyback on Registrations. The Company shall not grant to any of its securityholders (other than the holders of Transfer Restricted Notes in such capacity) the right to include any of their securities in any Registration Statement other than Transfer Restricted Notes.

          (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, oth-erwise than with the prior written consent of the holders of not less than a majority of the then outstanding aggregate principal amount of Transfer Restricted Notes; provided, how-ever, that, for the purposes of this Agreement, Transfer Re-stricted Notes that are owned, directly or indirectly, by the Company or any of its Affiliates are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that re-lates exclusively to the rights of holders of Transfer Re-stricted Notes whose securities are being sold or tendered pur-suant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Transfer Re-stricted Notes may be given by holders of a majority in aggre-gate principal amount of the Transfer Restricted Notes being sold or tendered by such holders pursuant to such Registration Statement; provided, however, that the provisions of this sen-tence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, no amendment, modifi-cation, supplement, waiver or consent with respect to Section 7 shall be made or given otherwise than with the prior written consent of each Indemnified Person affected thereby.

          (e) Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return re-ceipt requested, telex or telecopier:

          (i) if to the Company, as provided in the Pur-chase Agreement,

         (ii) if to the Initial Purchaser, as provided in the Purchase Agreement, or

        (iii)  if to any other person who is then the
     registered holder of Notes, Exchange Notes or Pri-vate Exchange Notes, to the address of such holder as it appears in the register therefor of the Com-pany.

          Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one Business Day after being timely delivered to a next-day air courier; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

          Copies of all such notices, demands or other communi-cations shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner speci-fied in such Indenture.

          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each holder of Notes, Exchange Notes and Private Ex-change Notes and each Indemnified Person, provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Transfer Restricted Notes. Notwithstanding the foregoing, no successor or assignee of the Company shall have any of the rights granted under this Agreement until such person shall acknowledge its rights and obligations hereunder by a signed written statement of such person's acceptance of such rights and obligations.

          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in sepa-rate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

          (h) Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS

PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE
AFORESAID COURTS.

          (i) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agree-ment is held by a court of competent jurisdiction to be inva-lid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restric-tion. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Notes Held by the Company or its Affiliates. Whenever the consent or approval of holders of a specified per-centage of Transfer Restricted Notes is required hereunder, Transfer Restricted Notes held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or ap-proval was given by the holders of such required percentage.

          (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or other-wise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

          (l)  Third Party Beneficiaries.  Holders of Transfer
Restricted Notes and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

          (m) This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and under-standing of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warran-ties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Notes, the Exchange Notes and the Private Exchange Notes. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have caused this Reg-istration Rights Agreement to be duly executed as of the date first written above.


                              THE COMPANY:

                              ATLAS AIR, INC.



                              By:
                                 -----------------------------
                                 Name:
                                 Title:


THE INITIAL PURCHASER:

BT SECURITIES CORPORATION


By:
   ---------------------------
   Name:
   Title: